Exhibit 99.1
KELLY SERVICES REPORTS 3rd QUARTER 2010 RESULTS
TROY, MI (November 10, 2010) — Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the third quarter of 2010.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the third quarter of 2010 totaled $1.3 billion, a 22% increase compared to the corresponding quarter in 2009. On a constant currency basis, revenue increased by 23%.
Earnings from operations for the third quarter of 2010 totaled $14.3 million, compared to losses from operations of $28.0 million reported for the third quarter of 2009. Included in the results from operations for the third quarter of 2010 are restructuring charges of $2.8 million. The loss from operations in the third quarter of 2009 included restructuring charges of $4.6 million and impairment charges of $0.5 million. Excluding the restructuring and impairment charges, earnings from operations were $17.1 million in the third quarter of 2010 compared to a loss from operations of $22.9 million in 2009.
Diluted earnings per share from continuing operations in the third quarter of 2010 were $0.26 compared to third quarter 2009 losses of $0.43 per share. The restructuring charges were $0.05 per share in the third quarter of 2010 and the restructuring and impairment charges totaled $0.12 per share in the third quarter of 2009.
Commenting on the third quarter results, Camden stated, “We’re very pleased that demand for temporary staffing accelerated as global economic expansion persisted and labor markets continued to slowly strengthen. These trends, along with our ability to maintain a leaner cost structure, translated into solid third quarter earnings.
“Our efforts and discipline are clearly yielding results. We’re confident that our realigned strategy enables us to take advantage of growth areas in our industry, particularly professional/technical staffing and supply chain management. We will continue to focus on improving profitability through client-focused solutions that connect the world’s top companies with the world’s best talent.”
In conjunction with its third quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on November 10, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S. International	1 800 288-9626 1 651 291-5254
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website:
www.kellyservices.com
This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing, changing market and economic conditions, material changes in demand from large corporate customers, availability of temporary workers with appropriate skills required by customers, increases in wages paid to temporary workers, liabilities for client and employee actions, foreign currency fluctuations, changes in laws and regulations (including federal, state and international tax laws), continued availability of financing for funding working capital and acquisitions and for general corporate purposes, the Company’s ability to effectively implement and manage its information technology programs, the ability of the Company to successfully expand into new markets and service lines, and other risks, uncertainties and factors discussed in this release and in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010 and Quarterly Report on Form 10-Q for the fiscal quarter ended April 4, 2010 filed with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein.

About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis. Serving clients around the globe, Kelly provides employment to 480,000 employees annually. Revenue in 2009 was $4.3 billion. Visit www.kellyservices.com and connect with us on facebook.com/kellyservices, linkedin.com/companies/kelly-services and twitter.com/kellyservices.
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ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED OCTOBER 3, 2010 AND SEPTEMBER 27, 2009
(UNAUDITED)
(In millions of dollars except per share data)

	2010	2009	Change		% Change

Revenue from services	$1,284.7	$1,049.2	$235.5		22.4%

Cost of services	1,077.5	883.0	194.5		22.0

Gross profit	207.2	166.2	41.0		24.7

Selling, general and administrative expenses	192.9	193.7	(0.8)		(0.4)

Asset impairments	—	0.5	(0.5)		(100.0)

Earnings (loss) from operations	14.3	(28.0)	42.3		NM

Other expense, net	(1.5)	(1.6)	0.1		8.1

Earnings (loss) from continuing operations before taxes	12.8	(29.6)	42.4		NM

Income taxes	3.2	(14.8)	18.0		121.7

Earnings (loss) from continuing operations	9.6	(14.8)	24.4		NM

Earnings from discontinued operations, net of tax	—	—	—		NM

Net earnings (loss)	$9.6	$(14.8)	$24.4		NM%

Basic earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.26	$(0.43)	$0.69		NM%
Earnings from discontinued operations	—	—	—		NM
Net earnings (loss)	0.26	(0.43)	0.69		NM

Diluted earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.26	$(0.43)	$0.69		NM%
Earnings from discontinued operations	—	—	—		NM
Net earnings (loss)	0.26	(0.43)	0.69		NM

STATISTICS:

Gross profit rate	16.1%	15.8%	0.3	pts.

Selling, general and administrative expenses:
% of revenue	15.0	18.5	(3.5)
% of gross profit	93.1	116.5	(23.4)

% Return — Earnings (loss) from operations	1.1	(2.7)	3.8
Earnings (loss) from continuing operations before taxes	1.0	(2.8)	3.8
Earnings (loss) from continuing operations	0.7	(1.4)	2.1
Net earnings (loss)	0.7	(1.4)	2.1

Effective income tax rate	25.1%	49.9%	(24.8	) pts.

Average number of shares outstanding (millions):
Basic	36.7	34.9
Diluted	36.7	34.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED OCTOBER 3, 2010 AND SEPTEMBER 27, 2009
(UNAUDITED)
(In millions of dollars except per share data)

	2010	2009	Change		% Change

Revenue from services	$3,624.5	$3,120.7	$503.8		16.1%

Cost of services	3,046.4	2,607.3	439.1		16.8

Gross profit	578.1	513.4	64.7		12.6

Selling, general and administrative expenses	555.4	593.4	(38.0)		(6.4)

Asset impairments	1.5	53.1	(51.6)		(97.1)

Earnings (loss) from operations	21.2	(133.1)	154.3		NM

Other expense, net	(4.7)	(1.3)	(3.4)		(253.3)

Earnings (loss) from continuing operations before taxes	16.5	(134.4)	150.9		NM

Income taxes	5.0	(37.5)	42.5		113.5

Earnings (loss) from continuing operations	11.5	(96.9)	108.4		NM

Earnings from discontinued operations, net of tax	—	0.6	(0.6)		(100.0)

Net earnings (loss)	$11.5	$(96.3)	$107.8		NM%

Basic earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.32	$(2.78)	$3.10		NM%
Earnings from discontinued operations	—	0.02	(0.02)		(100.0)
Net earnings (loss)	0.32	(2.76)	3.08		NM

Diluted earnings (loss) per share on common stock
Earnings (loss) from continuing operations	$0.32	$(2.78)	$3.10		NM%
Earnings from discontinued operations	—	0.02	(0.02)		(100.0)
Net earnings (loss)	0.32	(2.76)	3.08		NM

STATISTICS:

Gross profit rate	16.0%	16.5%	(0.5	) pts.

Selling, general and administrative expenses:
% of revenue	15.3	19.0	(3.7)
% of gross profit	96.1	115.6	(19.5)

% Return — Earnings (loss) from operations	0.6	(4.3)	4.9
Earnings (loss) from continuing operations before taxes	0.5	(4.3)	4.8
Earnings (loss) from continuing operations	0.3	(3.1)	3.4
Net earnings (loss)	0.3	(3.1)	3.4

Effective income tax rate	30.6%	27.9%	2.7	pts.

Average number of shares outstanding (millions):
Basic	35.9	34.9
Diluted	35.9	34.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2010	2009	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$633.3	$467.5	35.5%		34.7%
Fee-based income	2.2	1.7	23.8		22.5
Gross profit	92.3	67.2	37.4		36.7
SG&A expenses excluding restructuring charges	69.1	66.0	4.7
Restructuring charges	—	1.8	(100.0)
Total SG&A expenses	69.1	67.8	2.0		1.4
Earnings from operations	23.2	(0.6)	NM
Earnings from operations excluding restructuring charges	23.2	1.2	NM

Gross profit rate	14.6%	14.4%	0.2	pts.
Expense rates (excluding restructuring charges):
% of revenue	10.9	14.1	(3.2)
% of gross profit	74.8	98.2	(23.4)
Operating margin (excluding restructuring charges)	3.7	0.3	3.4

Americas PT
Revenue from services (including fee-based income)	$233.6	$192.1	21.6%		21.5%
Fee-based income	2.2	2.1	1.9		1.8
Gross profit	37.2	29.5	26.2		26.0
SG&A expenses excluding restructuring charges	23.5	24.5	(4.4)
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	23.5	24.6	(4.8)		(5.0)
Earnings from operations	13.7	4.9	185.1
Earnings from operations excluding restructuring charges	13.7	5.0	178.3

Gross profit rate	15.9%	15.4%	0.5	pts.
Expense rates (excluding restructuring charges):
% of revenue	10.1	12.8	(2.7)
% of gross profit	63.1	83.3	(20.2)
Operating margin (excluding restructuring charges)	5.9	2.6	3.3

EMEA Commercial
Revenue from services (including fee-based income)	$228.1	$228.0	0.0%		5.2%
Fee-based income	4.5	3.7	23.9		27.8
Gross profit	37.2	33.9	9.7		15.3
SG&A expenses excluding restructuring charges	32.4	37.7	(13.7)
Restructuring charges	—	1.8	(100.0)
Total SG&A expenses	32.4	39.5	(17.7)		(13.8)
Earnings from operations	4.8	(5.6)	NM
Earnings from operations excluding restructuring charges	4.8	(3.8)	NM

Gross profit rate	16.3%	14.9%	1.4	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.2	16.5	(2.3)
% of gross profit	87.2	110.9	(23.7)
Operating margin (excluding restructuring charges)	2.1	(1.6)	3.7

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2010	2009	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$37.1	$36.4	1.9%		8.5%
Fee-based income	3.6	3.9	(8.9)		(5.7)
Gross profit	9.6	9.8	(1.8)		3.7
Total SG&A expenses	9.3	9.9	(6.9)		(2.5)
Earnings from operations	0.3	(0.1)	NM

Gross profit rate	26.0%	27.0%	(1.0	) pts.
Expense rates:
% of revenue	25.0	27.3	(2.3)
% of gross profit	96.1	101.3	(5.2)
Operating margin	1.0	(0.4)	1.4

APAC Commercial
Revenue from services (including fee-based income)	$88.7	$71.2	24.6%		15.4%
Fee-based income	3.0	2.3	29.0		19.7
Gross profit	12.4	10.3	19.9		10.9
SG&A expenses excluding restructuring charges	11.4	11.4	0.1
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	11.4	11.5	(0.7)		(7.8)
Earnings from operations	1.0	(1.2)	NM
Earnings from operations excluding restructuring charges	1.0	(1.1)	NM

Gross profit rate	14.0%	14.5%	(0.5	) pts.
Expense rates (excluding restructuring charges):
% of revenue	12.8	16.0	(3.2)
% of gross profit	92.0	110.3	(18.3)
Operating margin (excluding restructuring charges)	1.1	(1.5)	2.6

APAC PT
Revenue from services (including fee-based income)	$8.2	$6.5	27.3%		18.8%
Fee-based income	2.9	1.0	179.5		164.0
Gross profit	3.8	2.0	89.9		78.6
Total SG&A expenses	4.3	2.3	87.9		77.6
Earnings from operations	(0.5)	(0.3)	(77.2)

Gross profit rate	45.2%	30.3%	14.9	pts.
Expense rates:
% of revenue	53.0	35.9	17.1
% of gross profit	117.1	118.4	(1.3)
Operating margin	(7.7)	(5.6)	(2.1)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2010	2009	Change		Change
OCG
Revenue from services (including fee-based income)	$64.1	$52.9	21.2%		21.3%
Fee-based income	6.6	5.8	13.6		13.5
Gross profit	15.4	13.7	11.7		12.0
SG&A expenses excluding restructuring charges	19.6	17.3	12.9
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	19.6	17.4	12.2		13.0
Earnings from operations	(4.2)	(3.7)	(14.4)
Earnings from operations excluding restructuring charges	(4.2)	(3.6)	(17.8)

Gross profit rate	24.0%	26.1%	(2.1	) pts.
Expense rates (excluding restructuring charges):
% of revenue	30.5	32.8	(2.3)
% of gross profit	127.2	125.8	1.4
Operating margin (excluding restructuring charges)	(6.5)	(6.7)	0.2

Corporate Expense
SG&A expenses excluding restructuring charges	$21.2	$20.2	4.4%
Restructuring charges	2.8	0.7	301.3
Total SG&A expenses	24.0	20.9	14.4
Asset impairments	—	0.5	(100.0)

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$1,284.7	$1,049.2	22.4%		22.7%
Fee-based income	24.9	20.5	20.6		19.9
Gross profit	207.2	166.2	24.7		25.1
SG&A expenses excluding restructuring charges	190.1	189.1	0.5
Restructuring charges	2.8	4.6	(38.2)
Total SG&A expenses	192.9	193.7	(0.4)		(0.1)
Asset impairments	—	0.5	(100.0)
Earnings from operations	14.3	(28.0)	NM
Earnings from operations excluding restructuring charges	17.1	(23.4)	NM

Gross profit rate	16.1%	15.8%	0.3	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.8	18.0	(3.2)
% of gross profit	91.7	113.8	(22.1)
Operating margin (excluding restructuring charges)	1.3	(2.2)	3.5

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2010	2009	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$1,781.9	$1,422.9	25.2%		23.8%
Fee-based income	6.5	5.1	26.4		23.2
Gross profit	256.5	210.9	21.6		20.3
SG&A expenses excluding restructuring charges	201.9	205.3	(1.7)
Restructuring charges	0.3	3.7	(90.3)
Total SG&A expenses	202.2	209.0	(3.3)		(4.3)
Earnings from operations	54.3	1.9	NM
Earnings from operations excluding restructuring charges	54.6	5.6	NM

Gross profit rate	14.4%	14.8%	(0.4	) pts.
Expense rates (excluding restructuring charges):
% of revenue	11.3	14.4	(3.1)
% of gross profit	78.7	97.3	(18.6)
Operating margin (excluding restructuring charges)	3.1	0.4	2.7

Americas PT
Revenue from services (including fee-based income)	$659.1	$584.3	12.8%		12.6%
Fee-based income	6.7	7.2	(7.3)		(7.7)
Gross profit	103.2	93.2	10.9		10.6
SG&A expenses excluding restructuring charges	69.2	76.2	(9.1)
Restructuring charges	—	0.2	(100.0)
Total SG&A expenses	69.2	76.4	(9.4)		(9.6)
Earnings from operations	34.0	16.8	103.2
Earnings from operations excluding restructuring charges	34.0	17.0	100.3

Gross profit rate	15.7%	15.9%	(0.2	) pts.
Expense rates (excluding restructuring charges):
% of revenue	10.5	13.0	(2.5)
% of gross profit	67.0	81.7	(14.7)
Operating margin (excluding restructuring charges)	5.2	2.9	2.3

EMEA Commercial
Revenue from services (including fee-based income)	$642.8	$656.3	(2.1)%		(1.5)%
Fee-based income	14.4	12.3	18.0		16.4
Gross profit	103.8	102.8	1.0		1.6
SG&A expenses excluding restructuring charges	95.7	115.1	(16.8)
Restructuring charges	2.7	10.7	(75.1)
Total SG&A expenses	98.4	125.8	(21.8)		(21.8)
Asset impairments	1.5	—	NM
Earnings from operations	3.9	(23.0)	NM
Earnings from operations excluding restructuring charges	6.6	(12.3)	NM

Gross profit rate	16.1%	15.7%	0.4	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.9	17.5	(2.6)
% of gross profit	92.2	111.9	(19.7)
Operating margin (excluding restructuring charges)	1.0	(1.9)	2.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2010	2009	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$106.4	$102.3	4.0%		5.5%
Fee-based income	11.2	12.1	(7.1)		(8.3)
Gross profit	28.3	28.0	1.5		2.0
Total SG&A expenses	27.6	30.0	(8.1)		(8.0)
Earnings from operations	0.7	(2.0)	NM

Gross profit rate	26.7%	27.4%	(0.7	) pts.
Expense rates:
% of revenue	25.9	29.4	(3.5)
% of gross profit	97.1	107.2	(10.1)
Operating margin	0.8	(2.0)	2.8

APAC Commercial
Revenue from services (including fee-based income)	$253.3	$201.9	25.4%		12.1%
Fee-based income	8.5	6.8	23.2		10.4
Gross profit	35.5	29.5	20.4		7.0
SG&A expenses excluding restructuring charges	32.0	33.0	(3.0)
Restructuring charges	0.5	0.2	283.6
Total SG&A expenses	32.5	33.2	(1.8)		(12.7)
Earnings from operations	3.0	(3.7)	NM
Earnings from operations excluding restructuring charges	3.5	(3.5)	NM

Gross profit rate	14.0%	14.6%	(0.6	) pts.
Expense rates (excluding restructuring charges):
% of revenue	12.6	16.3	(3.7)
% of gross profit	90.3	112.0	(21.7)
Operating margin (excluding restructuring charges)	1.4	(1.8)	3.2

APAC PT
Revenue from services (including fee-based income)	$23.6	$18.2	29.9%		17.1%
Fee-based income	7.6	2.8	166.0		150.1
Gross profit	10.1	5.6	79.3		65.5
Total SG&A expenses	12.0	6.6	81.9		67.7
Earnings from operations	(1.9)	(1.0)	(96.8)

Gross profit rate	42.5%	30.8%	11.7	pts.
Expense rates:
% of revenue	50.8	36.3	14.5
% of gross profit	119.6	117.8	1.8
Operating margin	(8.3)	(5.5)	(2.8)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2010	2009	Change		Change
OCG
Revenue from services (including fee-based income)	$179.8	$151.7	18.5%		18.1%
Fee-based income	18.3	18.4	(0.5)		(2.0)
Gross profit	42.4	44.2	(4.4)		(5.1)
SG&A expenses excluding restructuring charges	56.8	51.7	9.8
Restructuring charges	0.1	0.6	(87.6)
Total SG&A expenses	56.9	52.3	8.7		8.0
Earnings from operations	(14.5)	(8.1)	(80.3)
Earnings from operations excluding restructuring charges	(14.4)	(7.5)	(93.7)

Gross profit rate	23.5%	29.2%	(5.7	) pts.
Expense rates (excluding restructuring charges):
% of revenue	31.6	34.1	(2.5)
% of gross profit	134.3	116.9	17.4
Operating margin (excluding restructuring charges)	(8.1)	(4.9)	(3.2)

Corporate Expense
SG&A expenses excluding restructuring charges	$54.7	$59.8	(8.5)%
Restructuring charges	3.6	1.1	225.2
Total SG&A expenses	58.3	60.9	(4.3)
Asset impairments	—	53.1	(100.0)

Consolidated Total (excluding intersegment activity)
Revenue from services (including fee-based income)	$3,624.5	$3,120.7	16.1%		14.6%
Fee-based income	73.0	64.6	12.8		9.5
Gross profit	578.1	513.4	12.6		11.2
SG&A expenses excluding restructuring charges	548.2	576.9	(5.0)
Restructuring charges	7.2	16.5	(56.1)
Total SG&A expenses	555.4	593.4	(6.4)		(7.6)
Asset impairments	1.5	53.1	(97.1)
Earnings from operations	21.2	(133.1)	NM
Earnings from operations excluding restructuring charges	28.4	(116.6)	NM

Gross profit rate	16.0%	16.5%	(0.5	) pts.
Expense rates (excluding restructuring charges):
% of revenue	15.1	18.5	(3.4)
% of gross profit	94.8	112.4	(17.6)
Operating margin (excluding restructuring charges)	0.8	(3.7)	4.5

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED OCTOBER 3, 2010 AND SEPTEMBER 27, 2009
(UNAUDITED)
(In millions of dollars)

	2010	2009
Cash flows from operating activities
Net earnings (loss)	$11.5	$(96.3)
Noncash adjustments:
Impairment of assets	1.5	53.1
Depreciation and amortization	26.5	30.9
Provision for bad debts	1.0	2.7
Stock-based compensation	2.2	3.6
Other, net	1.0	(4.0)
Changes in operating assets and liabilities	(43.6)	32.9

Net cash from operating activities	0.1	22.9

Cash flows from investing activities
Capital expenditures	(5.9)	(7.9)
Acquisition of companies, net of cash received	—	(7.5)
Other investing activities	0.5	(2.9)

Net cash from investing activities	(5.4)	(18.3)

Cash flows from financing activities
Net change in revolving line of credit	(12.8)	(11.9)
Repayment of debt	(7.3)	(22.9)
Sale of stock and other financing activities	24.3	(0.7)

Net cash from financing activities	4.2	(35.5)

Effect of exchange rates on cash and equivalents	(0.6)	3.6

Net change in cash and equivalents	(1.7)	(27.3)
Cash and equivalents at beginning of period	88.9	118.3

Cash and equivalents at end of period	$87.2	$91.0

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	October 3,	January 3,	September 27,
	2010	2010	2009
Current Assets
Cash and equivalents	$87.2	$88.9	$91.0
Trade accounts receivable, less allowances of $13.0, $15.0 and $15.7, respectively	831.3	717.9	707.3
Prepaid expenses and other current assets	54.7	70.6	54.3
Deferred taxes	25.5	21.0	25.7

Total current assets	998.7	898.4	878.3

Property and Equipment, Net	107.2	127.1	132.5

Noncurrent Deferred Taxes	80.4	77.5	66.0

Goodwill, Net	67.3	67.3	67.3

Other Assets	135.7	131.4	134.6

Total Assets	$1,389.3	$1,301.7	$1,278.7

Current Liabilities
Short-term borrowings and current portion of long-term debt	$68.3	$79.6	$15.3
Accounts payable and accrued liabilities	167.6	182.6	201.9
Accrued payroll and related taxes	273.0	208.3	229.6
Accrued insurance	20.3	19.7	25.0
Income and other taxes	56.6	47.4	29.8

Total current liabilities	585.8	537.6	501.6

Noncurrent Liabilities
Long-term debt	52.7	57.5	66.0
Accrued insurance	48.2	47.3	43.9
Accrued retirement benefits	79.0	76.9	74.0
Other long-term liabilities	15.3	16.0	14.2

Total noncurrent liabilities	195.2	197.7	198.1

Stockholders’ Equity
Common stock	40.1	40.1	40.1
Treasury stock	(71.2)	(107.2)	(107.6)
Paid-in capital	27.5	36.9	35.9
Earnings invested in the business	583.0	571.5	579.7
Accumulated other comprehensive income	28.9	25.1	30.9

Total stockholders’ equity	608.3	566.4	579.0

Total Liabilities and Stockholders’ Equity	$1,389.3	$1,301.7	$1,278.7

STATISTICS:
Working Capital	$412.9	$360.8	$376.7
Current Ratio	1.7	1.7	1.8
Debt-to-capital %	16.6%	19.5%	12.3%
Global Days Sales Outstanding	52	51	52

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2010	2009	US$	Currency
Americas
United States	$811.3	$623.1	30.2%	30.2%
Canada	56.7	48.4	17.3	10.8
Mexico	25.2	16.7	50.7	45.4
Puerto Rico	21.7	12.6	71.1	71.1

Total Americas	914.9	700.8	30.5	30.0

EMEA
France	71.3	69.4	2.8	13.3
Switzerland	47.9	38.8	23.8	19.7
United Kingdom	33.8	50.8	(33.6)	(29.7)
Russia	26.8	16.5	61.8	58.0
Portugal	21.3	15.8	34.5	48.4
Germany	18.1	16.6	9.1	20.3
Norway	15.1	16.2	(6.8)	(6.9)
Italy	14.7	17.4	(15.5)	(6.9)
Other	20.8	26.9	(22.7)	(15.6)

Total EMEA	269.8	268.4	0.5	5.9

APAC
Australia	31.9	25.0	27.7	16.7
Singapore	21.7	16.4	31.7	23.7
Malaysia	16.5	12.3	34.5	20.3
India	15.5	9.9	56.6	50.2
Other	14.4	16.4	(11.6)	(17.1)

Total APAC	100.0	80.0	25.1	15.9

Total Kelly Services, Inc.	$1,284.7	$1,049.2	22.4%	22.7%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2010	2009	US$	Currency
Americas
United States	$2,292.3	$1,901.2	20.6%	20.6%
Canada	162.8	131.9	23.5	9.8
Mexico	66.1	47.5	39.1	30.2
Puerto Rico	55.6	42.9	29.4	29.4

Total Americas	2,576.8	2,123.5	21.3	20.3

EMEA
France	206.2	194.0	6.3	10.7
Switzerland	120.0	99.8	20.4	16.3
United Kingdom	105.6	163.6	(35.5)	(35.3)
Russia	75.5	45.5	65.8	55.4
Portugal	58.8	40.1	46.7	53.5
Germany	50.6	47.5	6.7	11.3
Italy	46.1	53.9	(14.5)	(11.2)
Norway	43.1	44.4	(3.0)	(8.8)
Other	56.9	82.2	(30.8)	(29.3)

Total EMEA	762.8	771.0	(1.1)	(0.3)

APAC
Australia	88.2	67.9	29.9	9.2
Singapore	60.2	46.5	29.3	21.3
Malaysia	47.4	36.4	30.2	18.6
India	44.4	24.7	79.7	69.2
Other	44.7	50.7	(11.7)	(22.4)

Total APAC	284.9	226.2	25.9	12.7

Total Kelly Services, Inc.	$3,624.5	$3,120.7	16.1%	14.6%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Third Quarter		September Year to Date
	2010	2009	2010	2009

Pretax earnings (loss) from operations	$14.3	$(28.0)	$21.2	$(133.1)

Restructuring charges (Note 1)	2.8	4.6	7.2	16.5
Asset impairments (Note 2)	—	0.5	1.5	53.1

Earnings (loss) from operations excluding restructuring and asset impairment charges	$17.1	$(22.9)	$29.9	$(63.5)

	Third Quarter
	2010		2009
	Amount	Per Share	Amount	Per Share

Earnings (loss) from continuing operations, net of taxes	$9.6	$0.26	$(14.8)	$(0.43)

Restructuring charges, net of taxes (Note 1)	1.8	0.05	3.5	0.10
Asset impairments, net of taxes (Note 2)	—	—	0.8	0.02

Earnings (loss) from continuing operations excluding restructuring and asset impairment charges, net of taxes	$11.4	$0.31	$(10.5)	$(0.30)

	September Year to Date
	2010		2009
	Amount	Per Share	Amount	Per Share

Earnings (loss) from continuing operations, net of taxes	$11.5	$0.32	$(96.9)	$(2.78)

Restructuring charges, net of taxes (Note 1)	5.4	0.15	13.9	0.40
Asset impairments, net of taxes (Note 2)	1.2	0.03	50.0	1.43

Earnings (loss) from continuing operations excluding restructuring and asset impairment charges, net of taxes	$18.1	$0.50	$(33.0)	$(0.95)

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring and impairment charges is useful to understand the Company’s fiscal 2010 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
(1) In 2010, restructuring costs relate primarily to severance and lease termination costs for branches in the EMEA and APAC Commercial segments that were in the process of closure at the end of 2009, as well as severance costs related to the corporate headquarters. In 2009, restructuring costs relate primarily to global severance, lease terminations, asset write-offs and other miscellaneous costs incurred in connection with the reduction in the number of permanent employees and the consolidation, sale or closure of branch locations.
(2) In 2010, the asset impairment charges relate to the write-off of incomplete software projects in Europe. In 2009, the asset impairment charges included adjustments to the value of goodwill for the Company’s Americas Commercial, APAC Commercial and EMEA PT segments, as well as long-lived assets and intangibles related to operations in Japan and Europe.